                                                                       EXHIBIT 2

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated April 16, 1999 included in this Form 11-K relating to the PG&E Gas Transmission, Northwest Corporation Savings Fund Plan for Non-Management Employees, into PG&E Corporation's previously filed Registration Statement File No. 333-68155.




ARTHUR ANDERSEN LLP

Portland, Oregon,
June 23, 1999